                                                                    EXHIBIT 21.0

                           SUBSIDIARIES OF GALLAGHER

  In the following list of subsidiaries of Gallagher, those companies which are indented represent subsidiaries of the corporation under which they are indented. Except for directors' qualifying shares, 100% of the voting stock of each of the subsidiaries listed below, other than those indicated by footnote, is owned of record or beneficially by its indicated parent.(1)

                                                                 State or Other
                                                                 Jurisdiction of
Name                                                              Incorporation
----                                                             ---------------
Arthur J. Gallagher & Co. (Registrant).......................... Delaware
  Arthur J. Gallagher & Co. (Illinois).......................... Illinois
    Arthur J. Gallagher & Co. of Oklahoma, Inc.................. Oklahoma
    Arthur J. Gallagher Risk Management Services, Inc........... Illinois
      Arthur J. Gallagher & Co. of Michigan, Inc................ Michigan
      Arthur J. Gallagher & Co. of Wisconsin, Inc............... Wisconsin
      Arthur J. Gallagher & Co. of Pennsylvania, Inc............ Pennsylvania
      Gallagher Captive Services, Inc........................... Delaware
  Arthur J. Gallagher & Co.--Chicago Metro...................... Illinois
  Arthur J. Gallagher & Co. (St. Louis)......................... Delaware
  Gallagher Holt, Inc........................................... Texas
    Arthur J. Gallagher, Inc.................................... Texas
  Gallagher Braniff, Inc........................................ Texas
  Arthur J. Gallagher & Co. (Florida)........................... Florida
  Arthur J. Gallagher & Co. of New York, Inc.................... New York
  Arthur J. Gallagher & Co. Ohio Agency, Inc.................... Ohio
  Risk Placement Services, Inc.................................. Illinois
  Arthur J. Gallagher & Co.--Greenville......................... South Carolina
  Arthur J. Gallagher and Co. of Massachusetts, Inc............. Massachusetts
    Gallagher Insurance Advisors, Inc........................... Massachusetts
  Arthur J. Gallagher & Co. of Rhode Island, Inc................ Rhode Island
  Arthur J. Gallagher International, Inc........................ Delaware
  Arthur J. Gallagher & Co. (Bermuda) Limited................... Bermuda
    Arthur J. Gallagher Intermediaries (Bermuda) Limited........ Bermuda
    Arthur J. Gallagher Management (Bermuda) Limited............ Bermuda
    Gallagher Captive Services (Cayman) Limited................. Cayman Islands
    Scholastic Risk Services Limited............................ Bermuda
    Artex Insurance Company Ltd(2).............................. Bermuda
    Artex Underwriting Managers Ltd............................. Bermuda
  Protected Insurance Company................................... Bermuda
  Arthur J. Gallagher & Co.--Little Rock........................ Arkansas
  Arthur J. Gallagher & Co. of Georgia, Inc..................... Georgia
  Arthur J. Gallagher (UK) Limited.............................. England
    Risk Management Partners Ltd.(3)............................ England
    John Plumer & Company Limited............................... England
    Morgan Insurance Services Limited........................... England
  Gallagher Bassett Services, Inc............................... Delaware
    Gallagher Bassett of New York, Inc.......................... New York
    Gallagher Bassett International Ltd......................... Delaware
    Gallagher Bassett International Ltd. (UK)................... England
    Gallagher Bassett Canada Inc................................ Canada
    Gallagher Benefit Administrators, Inc....................... Illinois

                                                                State or Other
                                                                Jurisdiction of
Name                                                             Incorporation
----                                                            ---------------
    Gallagher Bassett Investigative Services, Inc.............. Delaware
    Wyatt Gallagher Bassett Pty Ltd(3)......................... Australia
      Gallagher Bassett Australia Pty Ltd...................... Australia
      Wyatt Emerson Pty Ltd.................................... Australia
      Wyatt Group (PNG) Pty Ltd................................ New Guinea
  Gallagher Bassett International S.A.......................... France
  Arthur J. Gallagher & Co. Insurance Brokers of California,
   Inc......................................................... California
    Charity First Insurance Services, Inc...................... California
  Arthur J. Gallagher & Co. of Connecticut, Inc................ Connecticut
  Arthur J. Gallagher Intermediaries, Inc...................... New York
  LHC of Illinois, Inc......................................... Illinois
  Arthur J. Gallagher & Co.--Denver............................ Colorado
  Arthur J. Gallagher & Co. of Washington, Inc................. Washington
  Gallagher Louisiana, Inc..................................... Louisiana
    Arthur J. Gallagher of Louisiana, Inc...................... Louisiana
  Arthur J. Gallagher & Co. of Mississippi, Inc................ Mississippi
  Arthur J. Gallagher & Co.--Kansas City, Inc.................. Missouri
    IMC Insurance Management Corporation....................... Missouri
      IMC Services Corporation................................. Missouri
  GBS Retirement Services, Inc................................. New York
  Arthur J. Gallagher & Co. of New Jersey, Inc................. New Jersey
  Arthur J. Gallagher & Co. Ohio Life Agency, Inc.............. Ohio
  Gallagher Pipino, Inc........................................ Ohio
  Arthur J. Gallagher & Co. of Minnesota, Inc.................. Minnesota
  Gallagher Alliance Insurance Services, Inc................... Arizona
  AJG Financial Services, Inc.................................. Delaware
    AJG Capital, Inc.(4)....................................... Illinois
    AJG Investments, Inc....................................... Delaware
    AJG Premium Finance, Inc................................... Illinois
  Lamberson Koster & Company................................... California
  Arthur J. Gallagher & Co. of Tennessee, Inc.................. Tennessee
  Arthur J. Gallagher & Co. of Kentucky, Inc................... Kentucky
  Gallagher Benefit Services, Inc.............................. Delaware
    Gallagher Benefit Services of Michigan, Inc................ Michigan
    Gallagher Benefit Services of the Carolinas, Inc........... North Carolina
    Gallagher Benefit Services of Colorado, Inc................ Colorado
    Gallagher Benefit Services of Kansas City, Inc............. Delaware
    Gallagher Benefit Services of New York, Inc................ New York
    Gallagher Benefit Services of Texas, Inc................... Texas
    Gallagher Benefit Services of Washington, D.C.............. Delaware
  Generation 2000 Loss Control Services, Inc................... Tennessee
  Risk Placement Services of Texas, Inc........................ Texas
  Arthur J. Gallagher Service Company.......................... Delaware

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(1) Gallagher conducts some of its operations under the following names:
    Gallagher Bassett Information Services; Gallagher Risk Management Services; Pacific Atlantic Administrators; The Boston Insurance Center; Gallagher Heffernan; Broussard, Bush & Hurst; Henley, Williams & Associates; Gallagher Steel Agency; Bryce Insurance; CMC Claims Management Corporation; The Planning Corporation; Environmental Claims Management Incorporated; Gallagher Byerly, Inc.; Innovative Risk Services, Inc.; and International Special Risk Services, Inc.
(2) 76% of the Common Stock of this subsidiary is owned by two third parties.
(3) 50% of the Common Stock of each of these subsidiaries is owned by an unrelated party.
(4) 10% of the Common Stock of this subsidiary is owned by an unrelated party.